BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account A

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Supplement dated August 7, 2017 to the prospectuses

for the variable annuity contracts listed below

The following information supplements, and to the extent inconsistent therewith, replaces, information describing Brighthouse Life Insurance Company or Brighthouse Life Insurance Company of NY, as the case may be, and the information relating to the “Planned Separation from MetLife, Inc.” in the prospectuses dated May 1, 2017, for the variable annuity contracts listed below. Please retain this supplement for future reference.

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Effective 5 p.m. on August 4, 2017, MetLife, Inc. (“MetLife”) distributed at least 80.1% of the common stock of Brighthouse Financial, Inc. (“Brighthouse Financial”) to MetLife’s shareholders of record as of 5 p.m. on July 19, 2017, and Brighthouse Financial became a separate, publicly traded company. Brighthouse Life Insurance Company is now an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial. Brighthouse Life Insurance Company of NY is a wholly-owned subsidiary of Brighthouse Life Insurance Company.

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Supplement to the prospectuses for the following variable annuity contracts:

Brighthouse Separate Account A

Series VA (offered on and after May 2, 2016)

Series VA-4 (offered on and after May 2, 2016)

Series S (offered on and after May 2, 2016) and Series S-L Share Option (offered on and after May 2, 2016)

Brighthouse Prime Options

Brighthouse Variable Annuity Account B

Class VA (offered on and after May 2, 2016)

Class VA-4 (offered on and after May 2, 2016)

Class S (offered on and after May 2, 2016) and Class S-L Share Option (offered on and after May 2, 2016)

Brighthouse Prime Options

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

SUPP-VA-0817